UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022 (January 14, 2022)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(747) 224-2453

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On January 14, 2022, our Board of Directors dismissed Boyle CPA, LLC of Red Bank, New Jersey (“Boyle”) as our independent registered public accounting firm. The dismissal was approved by our Board of Directors. The dismissal was not due to any disagreements with Boyle regarding any matter of accounting principles or practices, financial statement disclosures, audit scope, or audit procedure. The Reports of Boyle for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that all such reports contained statements indicating there is substantial doubt about our ability to continue as a going concern. For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants, Boyle, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Boyle, would have caused them to make reference thereto in their report on the financial statements. During the two most recent fiscal years and the interim period through the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Boyle with a copy of the disclosure made in response to this Item 4.01 and have requested that Boyle provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Boyle has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On January 14, 2022, our Board of Directors appointed TAAD LLP of Diamond Bar, California (“TAAD”) as our independent registered public accounting firm, to audit our financial statements for the year ended December 31, 2021. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted TAAD regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has TAAD provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
16.1*	Letter to SEC from Boyle.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: January 14, 2022		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
16.1*	Letter to SEC from Boyle.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.